SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                 July 25, 1996


                                 DESIGNS, INC.
                                 -------------

             (Exact Name of registrant as specified in its charter)


        Delaware                  0-15898                04-2623104
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


      66 B Street, Needham, Massachusetts                       02194
    (Address of principal executive offices)                  (Zip Code)


                                 (617) 444-7222
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     On July 16, 1996, the Board of Directors of Designs, Inc. (the "Company") promoted Carolyn R. Faulkner to the additional office of Chief Financial Officer of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DESIGNS, INC.



Date:  July 25, 1996               By: /s/ Scott N. Semel
                                       -------------------------------
                                       Scott N. Semel, Executive Vice
                                         President